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                                                                     EXHIBIT 1.2

                                                                  EXECUTION COPY

                                 TOM BROWN, INC.
                        TOM BROWN RESOURCES FUNDING CORP.
                     225,000 UNITS, EACH UNIT CONSISTING OF
             $512 7.25% SENIOR SUBORDINATED NOTES OF TOM BROWN, INC.
                           DUE SEPTEMBER 15, 2013 AND
    $488 7.25% SENIOR SUBORDINATED NOTES OF TOM BROWN RESOURCES FUNDING CORP.
                             DUE SEPTEMBER 15, 2013,
UNCONDITIONALLY GUARANTEED AS TO THE PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND
                           INTEREST BY TOM BROWN, INC.

                               ------------------

                             UNDERWRITING AGREEMENT

                                                              September 11, 2003

Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
As representatives of the several Underwriters named in Schedule I hereto (the "Representatives")
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Tom Brown, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of $115,200,000 principal amount of 7.25% Senior Subordinated Notes due September 15, 2013 of the Company (the "Company Notes"). Concurrently with the proposed issuance and sale of the Company Notes, Tom Brown Resources Funding Corp., an unlimited company existing under the laws of Nova Scotia, Canada and a wholly owned subsidiary of the Company (the "Subsidiary Issuer"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters an aggregate of $109,800,000 principal amount of 7.25% Senior Subordinated Notes due September 15, 2013 of the Subsidiary Issuer (the "Subsidiary Notes"), unconditionally guaranteed on a senior subordinated basis as to the payment of principal, premium, if any, and interest by the Company (the "Company Guarantee"). The Company Notes and the Subsidiary Notes (together with the Company Guarantee) are proposed to be sold to the Underwriters as 225,000 units (the "Units"), each unit consisting of (A) $512 principal amount of Company Notes and (B) $488 principal amount of Subsidiary Notes (including the Company Guarantee). The Company Notes and the Subsidiary Notes (together with the Company Guarantee) comprising a Unit shall not be separable and shall be held and transferred only as a Unit. The Units are to be issued pursuant to an indenture to be dated as of September 16, 2003 (the "Indenture") among the


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Company, the Subsidiary Issuer and U.S. Bank, as trustee (the "Trustee"). The
Units, the Company Notes, the Subsidiary Notes and the Company Guarantee are collectively referred to herein as the "Securities".

         The Company and the Underwriters, in accordance with the requirements of Rule 2720 ("Rule 2720") of the National Association of Securities Dealers, Inc. and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Goldman, Sachs & Co. as a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) in connection with the offering and sale of the Securities (in such capacity, the "QIU").

         1. Representations and Warranties of the Company and the Subsidiary Issuer. The Company and the Subsidiary Issuer (insofar as a representation and warranty relates to the Subsidiary Issuer and the Subsidiary Notes), jointly and severally represent and warrant to, and agree with, each of the Underwriters and the QIU that:

                  (a) Effectiveness of the Registration Statement. (i) A registration statement on Form S-3 (File No. 333-104896) ((as amended at the time it became effective) the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); (ii) the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives for each of the other Underwriters, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; (iii) other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and (iv) no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company and the Subsidiary Issuer, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1 and including (x) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective and (y) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time the Initial Registration Statement became effective, as amended at the time the Initial Registration Statement became effective or such Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or


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         Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

                  (b) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or that constitute a reference to the QIU consented to by it pursuant to
         Section 9;

                  (c) Incorporated Documents. The documents incorporated by reference in the Prospectus, as amended, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) Registration Statement and Prospectus. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through


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         Goldman, Sachs & Co. expressly for use therein or that constitute a reference to the QIU consented to by it pursuant to Section 9;

                  (e) Financial Statements. The financial statements and the related notes thereto (including with respect to Matador Petroleum Corporation, a Texas corporation ("Matador")) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth or incorporated by reference in the Registration Statement and the Prospectus;

                  (f) No Material Adverse Change. Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, other than as may result from the offering of common stock of the Company as contemplated by the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change in or affecting the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and of its subsidiaries, taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus;

                  (g) Subsidiaries. The subsidiaries listed in Schedule II to this Agreement are the only "significant subsidiaries" (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of the Company;

                  (h) Title to Real and Personal Property. There are no defects in the title to, or encumbrances upon the leasehold interests in, the oil and gas producing properties of the Company and its subsidiaries or the assets or facilities used by the Company and its subsidiaries, except for such defects or encumbrances that (i) do not materially interfere with


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         the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

                  (i) Organization and Good Standing. Each of the Company and the Subsidiary Issuer has been duly incorporated and is validly existing as a corporation (and with respect to the Subsidiary Issuer, an unlimited company) in good standing under the laws of Delaware and Nova Scotia, Canada, respectively, with corporate power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus, and is duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or in good standing in any such foreign jurisdiction; and each subsidiary of the Company (other than the Subsidiary Issuer, which is referred to in the preceding clause) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                  (j) Capitalization. The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization", and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims;

                  (k) The Securities; the Indenture. The Units, the Company Notes and the Subsidiary Notes have been duly authorized by the Company and the Subsidiary Issuer, as applicable, and, when issued, executed and delivered against payment therefor pursuant to this Agreement and authenticated in accordance with the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and the Subsidiary Issuer, as applicable, entitled to the benefits provided by the Indenture; the Company Guarantee has been duly authorized by the Company and when issued, executed and delivered in accordance with the Indenture and, upon the due authorization, issuance, execution, delivery and authentication of the Subsidiary Notes and the due endorsement of the Company Guarantee thereon, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and the Subsidiary Issuer and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company, the Subsidiary Issuer and the Trustee, will constitute a valid and legally binding obligation of the Company and the Subsidiary Issuer, enforceable against the Company and the Subsidiary Issuer in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (l) Authority. Each of the Company and the Subsidiary Issuer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery by the Company and the Subsidiary Issuer of this


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         Agreement and the consummation by each of them of the transactions contemplated hereby has been duly and validly taken;

                  (m) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and the Subsidiary Issuer;

                  (n) No Conflicts; Consents. The issue and sale of the Securities and the compliance by the Company and the Subsidiary Issuer with all of the provisions of the Securities (including the Company Guarantee), the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary Issuer pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiary Issuer or any of their subsidiaries is a party or by which the Company or the Subsidiary Issuer or any of their subsidiaries is bound or to which any of the property or assets of the Company or the Subsidiary Issuer or any of their subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws or similar organizational or constituent documents of the Company or the Subsidiary Issuer or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary Issuer or any of their subsidiaries or any of their properties, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, default, lien, charge, encumbrance or violation that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company or the Subsidiary Issuer of the transactions contemplated by this Agreement or the Indenture, except the registration under the Securities Act of the Securities, such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (o) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or similar organizational or constituent documents or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii), for any such defaults that would not, individually or in the aggregate, have a Material Adverse Effect;

                  (p) Descriptions in the Prospectus. The statements set forth in the Prospectus under the caption "Description of the Units" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Indenture or the Securities, are accurate, complete and fair in all material respects. The statements set forth in the Prospectus under the caption "United States Federal Income Tax Considerations" and "Canadian Federal Income Tax Considerations," insofar as they purport to constitute summaries of the terms of laws or regulations or legal conclusions, fairly summarize the matters described therein in all material respects. The statements in the Prospectus incorporated by reference from "Item 1.

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         Business-Regulation-United States" and "Item 1.
         Business-Regulation-Canada", of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 and in Item 15 of the Registration Statement, insofar as they purport to constitute summaries of the terms of laws or regulations or legal conclusions, fairly summarize the matters described therein in all material respects;

                  (q) Legal Proceedings. Other than as set forth in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or, to the knowledge of the Company, may be a party or to which any property of the Company or any of its subsidiaries is or, to the knowledge of the Company, may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings have been threatened to the Company or, to the knowledge of the Company, are contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (ii) there are no statutes, regulations, contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described;

                  (r) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Prospectus and that is not so described;

                  (s) Investment Company Act. Neither the Company nor the Subsidiary Issuer is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (t) Taxes. Except with respect to any taxes that are being contested in good faith by the Company or its subsidiaries, the Company and its subsidiaries have paid all United States and Canadian federal, state, provincial and local taxes and filed all tax returns required to be paid or filed through the date hereof and there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets;

                  (u) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate United States and Canadian federal, state, provincial or local governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its


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         subsidiaries has received notice of any revocation or modification adverse to the Company or its subsidiaries of any such material license, certificate, permit or authorization or has any reason to believe that any such material license, certificate, permit or authorization will not be renewed in the ordinary course;

                  (v) Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act and the rules and regulations of the Commission thereunder;

                  (w) Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as described in the Prospectus (the "Intellectual Property"); and, to the knowledge of the Company, the conduct of their respective businesses as described in the Prospectus will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others;

                  (x) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and the Subsidiary Issuer, is contemplated or threatened that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (y) Compliance with Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable United States and Canadian federal, state, provincial and local laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or the use, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect;

                  (z) Hazardous Substances. To the knowledge of the Company, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic wastes or hazardous substances, including, but not limited to, any naturally occurring radioactive materials, brine, drilling mud, crude oil, natural gas liquids and other petroleum materials, by, due to or caused by the Company or any of its subsidiaries (or any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any Environmental Laws or in a manner or to a

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         location that could reasonably be expected to give rise to any liability under any Environmental Laws, except for any violation or liability which could not reasonably be expected to have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect;

                  (aa) Compliance with ERISA. Except as would not reasonably be expected to have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no prohibited transaction, within the meaning of
         Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and (iii) for each such plan that is subject to the funding rules of Section 412 of the Code or
         Section 302 of ERISA, no "accumulated funding deficiency" as defined in
         Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

                  (bb) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (cc) Insurance. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks to protect the Company and its subsidiaries and their respective businesses as described in the Prospectus in a manner consistent with other businesses similarly situated; and neither the Company nor any of its subsidiaries has (ii) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (iii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

                  (dd) No Restrictions or Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company;

                  (ee) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities;

                  (ff) No Stabilization. Neither the Company nor the Subsidiary Issuer has taken (or has caused any of its subsidiaries to take), directly or indirectly, any action which is designed to or which constitutes or which could reasonably be expected to cause or result in stabilization or manipulation of the price of the Units or to facilitate the sale or resale of the Units, in each case in violation of Regulation M under the Exchange Act;

                  (gg) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System;

                  (hh) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

                  (ii) Statistical and Market Data. Nothing has come to the attention of the Company or the Subsidiary Issuer that has caused the Company or the Subsidiary Issuer to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;

                  (jj) Reserve Report Data. The oil and gas reserve estimates (including with respect to Matador) of the Company and its subsidiaries contained or incorporated by reference in the Registration Statement and Prospectus have been prepared by the Company and, with respect to the year-end estimates of the Company and its subsidiaries (which, for the avoidance of doubt, does not include Matador), reviewed by Ryder Scott Company, L.P., in accordance with the Commission guidelines applied on a consistent basis throughout the periods involved and neither the Company nor its subsidiaries has any reason to believe that such reserve estimates do not fairly reflect the oil and gas reserves of the Company and its subsidiaries at the dates indicated in the Registration Statement and the Prospectus;

                  (kk) Independent Petroleum Engineering Firm. Ryder Scott Company, L.P. are independent petroleum engineers with respect to the Company and its subsidiaries;

                  (ll) Sarbanes-Oxley Act. Except as could not reasonably be expected to have a Material Adverse Effect, there is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

                  (mm) Foreign Jurisdictions. Neither the Company nor any of its subsidiaries does business or engages in activities or owns material properties in any jurisdiction outside of the United States and Canada.

         2. Purchase and Sale of the Securities. Subject to the terms and conditions herein set forth, each of the Company and the Subsidiary Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Subsidiary Issuer, at a purchase price of $981.25 per Unit, plus accrued interest, if any, from September 16, 2003 to the Time of Delivery (as defined below) hereunder, the principal amount of indebtedness represented by the Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         3. Representatives' Authorization. Upon the authorization by the Representatives of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. Qualified Independent Underwriters. (a) The Company hereby confirms its engagement of the services of the QIU as, and the QIU hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Securities.

                  (b) The QIU hereby represents and warrants to, and agrees with, the Company, the Subsidiary Issuer and the other Underwriters that with respect to the offering and sale of the Securities as described in the Prospectus:

                  (i) The QIU constitutes a "qualified independent underwriter" within the meaning of Rule 2720(b)(15);

                  (ii) The QIU has participated in the preparation of the Prospectus and has exercised the usual standards of "due diligence" with respect thereto;

                  (iii) The QIU has undertaken the legal responsibilities and liabilities of an underwriter under the Securities Act specifically including those inherent in Section 11 thereof;

                  (iv) Based upon (A) a review of the Company, including an examination of the Registration Statement, information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data, (B) inquiries of and conferences with the management of the Company and its counsel and independent public accountants regarding the business and operations of the Company, (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the QIU to be comparable to the Company with debt securities of maturity and seniority similar to the Securities and the demand for securities of comparable companies similar to the Securities and (D) such other studies, analyses and investigations as the QIU has deemed appropriate, and assuming that the offering and sale of the Securities is made as contemplated herein and in the Prospectus, the QIU recommends, as of the date of the execution and delivery of this Agreement, that the yield on the Securities be not less than 7.25% (corresponding to an initial public offering price of 7.25%), which minimum yield should in no way be considered or relied upon as an indication of the value of the Securities; and

                  (v) Subject to the provisions of Section 8 hereof, the QIU will furnish to the other Underwriters at the Time of Delivery a letter, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect of clauses (i) through (iv) above.

                  (c) The QIU hereby agrees with the Company and the other Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to the Prospectus, the QIU will render services as a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Securities as described in the Prospectus as so amended or supplemented that are substantially the same as those services being rendered with respect to the offering and sale of the Securities as described in the Prospectus (including those described in subsection (b) above).

                  (d) The Company, the QUI and the other Underwriters agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Securities. The Company agrees to cooperate with the Underwriters and the QIU to enable the Underwriters to comply with Rule 2720 and the QIU to perform the services contemplated by this Agreement.

                  (e) As compensation for the services of the QIU hereunder, the Company agrees to pay the QIU $5,000 at the Time of Delivery. In addition, the Company agrees promptly to reimburse the QIU for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with this Agreement and the services to be rendered hereunder.

         5. Delivery and Payment; Time of Delivery. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company and the Subsidiary Issuer with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Subsidiary Issuer to Goldman, Sachs & Co. at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company and the Subsidiary Issuer will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on September 16, 2003. or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery". The Company and the Subsidiary Issuer shall not be obligated to deliver any of the Securities except against payment by the Underwriters for all of the Securities to be purchased as provided herein.

                  (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional customary closing documents reasonably requested by the Underwriters, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 4:30 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
         Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

                  (c) Each Underwriter agrees that (i) it has not offered or sold, and prior to the six months after the date of issue of the Units will not offer or sell, any Units to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied, and will comply with, all applicable provisions of the Financial Services and Markets Act 2000 of Great Britain ("FSMA") with respect to anything done by it in relation to the Units in, from or otherwise involving the United Kingdom, and
         (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Units in circumstances in which section 21(1) of the FSMA does not apply to the Company or the Subsidiary Issuer.

         6. Further Agreements of the Company and the Subsidiary Issuer. Each of the Company and the Subsidiary Issuer, jointly and severally, agrees with each of the Underwriters and with the QIU:

                  (a) Amendments or Supplements; Notice to Representatives. To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives and the QIU, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives and the QIU with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Representatives and the QIU, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information with respect to the Registration Statement or any document incorporated by reference therein; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

                  (b) Blue Sky Compliance. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith neither the Company nor the Subsidiary Issuer shall be required to qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify or to file a general consent to service of process or to subject itself to taxation in any such jurisdiction;

                  (c) Delivery of Copies; Prospectus Compliance. Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement, or as soon thereafter on such New York Business Day as reasonably practicable, and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon the Representatives' request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

                  (d) Earnings Statement. To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities

         Act and the rules and regulations of the Commission thereunder (including, at the option of the Company Rule 158);

                  (e) Clear Market. During the period beginning from the date hereof and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or the Subsidiary Issuer which mature more than one year after the Time of Delivery and which are substantially similar to the Securities, without the Representatives' prior written consent;

                  (f) Annual Report. For so long as the Securities remain outstanding, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to the holders of the Securities consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, it being understood and agreed that the Company and the Subsidiary Issuer may satisfy their obligations under this Section 6(f) through the Company's filing of annual and quarterly reports and proxy statements with the Commission pursuant to the Exchange Act;

                  (g) Information. During a period of five years from the effective date of the Registration Statement, (i) to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and (ii) to deliver to the Representatives (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed; and (B) such additional non-confidential information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to their stockholders generally or to the Commission), it being understood and agreed that the Company and the Subsidiary Issuer shall be deemed to have furnished and delivered such documents to the Representatives to the extent that such documents are publicly available on the Commission's EDGAR (or any successor) filing system or are posted on the Company's Internet website;

                  (h) No Stabilization. Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which could reasonably be expected to cause or result in stabilization or manipulation of the price of the Units or to facilitate the sale or resale of the Units, in each case in violation of Regulation M under the Exchange Act;

                  (i) Use of Proceeds. To use the net proceeds received by the Company and the Subsidiary Issuer from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

                  (j) Rule 462(b) Registration Statement. If the Company and the Subsidiary Issuer elect to rely upon Rule 462(b), the Company and the Subsidiary Issuer shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company and the Subsidiary Issuer shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

         7. Payment of Expenses. Each of the Company and the Subsidiary Issuer, jointly and severally, covenants and agrees with the several Underwriters and the QIU that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Subsidiary Issuer's counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) any fees charged by securities rating services for rating the Securities; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of the Company's and the Subsidiary Issuer's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make, and will pay for the mailing and delivering of copies any Preliminary Prospectus and the Prospectus to the Underwriters and dealers, the cost of printing or producing a Blue Sky Memorandum, including the fees and disbursements of counsel for the Underwriters in connection with the Blue Sky Memorandum.

         8. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties of the Company and the Subsidiary Issuer herein are, at and as of the Time of Delivery, true and correct, the condition that each of the Company and the Subsidiary Issuer shall have performed all of their respective obligations hereunder theretofore to be performed at or prior to the Time of Delivery, the condition (in the case of the Underwriters other than the QIU) that the QIU shall have furnished to the other Underwriters the letter referred to in clause (v) of Section 4(b) of this Agreement and the following additional conditions:

                  (a) Registration Compliance; No Stop Order. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with
         Section 6(a) hereof; if the Company and the Subsidiary Issuer have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information with respect to the Registration Statement or any document incorporated by reference therein on the part of the Commission shall have been complied with to reasonable satisfaction of the Representatives or the QIU, as the case may be;

                  (b) Opinion of Counsel for the Underwriters. Simpson Thacher & Bartlett LLP, counsel for the Underwriters and the QIU, shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery, with respect to matters as the Representatives and the QIU may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Opinion of Counsel for the Company. Vinson & Elkins L.L.P., counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters, to the effect set forth in Annex II(a)-1 hereto, and the General Counsel of the Company shall have furnished to the Representatives his written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters, to the effect set forth in Annex II(a)-2 hereto.

                  (d) Opinion of Canadian Counsels. Stewart McKelvey Stirling Scales, Nova Scotia, Canada counsel for the Subsidiary Issuer, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters, to the effect set forth in Annex II(b)-1 and Macleod Dixon LLP, Alberta, Canada counsel for the Subsidiary Issuer, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters, to the effect set forth in Annex II(b)-2.

                  (e) Comfort Letters. On the date of the Prospectus at a time prior to the execution of this Agreement, as soon as practicable on the effective date of any filed post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, KMPG LLP shall have furnished to the Representatives and the QIU a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives (with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and Prospectus (including with respect to Matador)), to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on each effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (f) Officers' Arthur Andersen Certificate. On the date of this Agreement, the Executive Vice President and Chief Financial Officer of the Company shall have furnished to the Representatives a certificate, dated the date of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, with respect to the financial statements contained or incorporated by reference in the Registration Statement and the Prospectus that were audited by Arthur Andersen LLP.

                  (g) No Material Adverse Change. (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, and (ii) other than as may result from the proposed offering of common stock of the Company, since the respective dates as of which information is given in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto on or after the date of this Agreement) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, properties, general affairs, management, financial position, stockholders' equity or results of operations of the Company or any of its subsidiaries otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering, sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Prospectus;

                  (h) No Downgrade. On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded the Units or any of the Company's or the Subsidiary Issuer's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Subsidiary Issuer's debt securities;

                  (i) Certain Events. On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering, sale or delivery of the Securities on the terms and in the manner contemplated in this Agreement and the Prospectus;

                  (j) Furnishing of Prospectuses. The Company and the Subsidiary Issuer shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement or as soon thereafter as reasonably practicable on such New York Business Day; and

                  (k) Officers' Certificates. The Company and the Subsidiary Issuer shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of the chief financial officer or chief accounting officer and one additional senior executive officer of the Company and the Subsidiary Issuer satisfactory to the Representatives as to (i) the accuracy in all material respects of the representations and warranties of the Company and the Subsidiary Issuer herein at and as of such Time of Delivery, (ii) the performance in all material respects by the Company and the Subsidiary Issuer of all of its obligations hereunder to be performed at or prior to such Time of Delivery and (iii) the matters set forth in subsections (a),
         (g) of this Section; provided, however, that the officers' certificates shall not be qualified by materiality with respect to any representation, warranty or obligation that is already qualified by materiality or Material Adverse Effect.

         9. Consent of Qualified Independent Underwriter. The QIU hereby consents to the references to it as set forth under the caption "Underwriting" in the Prospectus and in any amendment or supplement thereto made in accordance with Section 6(a) hereof.

         10. Indemnification and Contribution. (a) Indemnification of the Underwriters by the Company and the Subsidiary Issuer. The Company and the Subsidiary Issuer, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Subsidiary Issuer shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein or that constitutes a reference to the QIU consented to by it pursuant to Section 9 hereof.

                  (b) Indemnification of the Qualified Independent Underwriter by the Company and the Subsidiary Issuer. The Company and the Subsidiary Issuer, jointly and severally, will indemnify and hold harmless Goldman, Sachs & Co., in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or omission to act or any alleged act or omission to act by Goldman, Sachs & Co. as QIU in connection with any transaction contemplated by this Agreement or undertaken in preparing for the purchase, sale and delivery of the Securities, except as to this clause (iii) to the extent that any such loss, claim, damage or liability results from the gross negligence or bad faith of Goldman, Sachs & Co. in performing the services as QIU, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage or liability, or any action in respect thereof as such expenses are incurred; provided, however, that neither the Company nor the Subsidiary Issuer shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein or that constitutes a reference to the QIU consented to by it pursuant to Section 9 hereof.

                  (c) Indemnification of the Company, the Subsidiary Issuer and the Qualified Independent Underwriter by the Underwriters. Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, the Subsidiary Issuer and the QIU, as the case may be, against any losses, claims, damages or liabilities to which the Company, the Subsidiary Issuer or the QIU, as the case may be, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Subsidiary Issuer by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Subsidiary Issuer or the QIU, as the case may be, for any legal or other expenses reasonably incurred by the Company, the Subsidiary Issuer or the QIU, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (d) Indemnification of the Company, the Subsidiary Issuer and the Underwriters by the Qualified Independent Underwriter. The QIU will indemnify and hold harmless the Company, the Subsidiary Issuer and each Underwriter against any losses, claims, damages or liabilities to which the Company, the Subsidiary Issuer or such Underwriter, as the case may be, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the QIU expressly for use therein or constitutes a reference to the QIU consented to by it pursuant to Section 9 hereof; and will reimburse the Company, the Subsidiary Issuer or each Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company, the Subsidiary Issuer or each Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (e) Notice and Procedures. Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under subsection (a), (b), (c) or (d) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (f) Contribution. If the indemnification provided for in this
         Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Issuer on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Subsidiary Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Securities (before deducting expenses) received by the Company and the Subsidiary Issuer bear to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Each of the parties to this Agreement acknowledges that Goldman, Sachs & Co., in its capacity as QIU, will not benefit from the offering of the Securities other than the underwriting discounts and commissions it receives in its capacity as Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Issuer on the one hand or either the Underwriters or the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Subsidiary Issuer, the Underwriters and the QIU agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters and the QIU were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter (including Goldman, Sachs & Co. in its capacity as QIU) shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter (including Goldman, Sachs & Co. in its capacity as QIU) has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (g) Non-Exclusive Remedies; Control Persons. The obligations of the Company and the Subsidiary Issuer under this Section 10 shall be in addition to any liability which the Company or the Subsidiary Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Subsidiary Issuer (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company or the Subsidiary Issuer) and to each person, if any, who controls the Company, the Subsidiary

         Issuer or the QIU within the meaning of the Securities Act; and the obligations of the QIU under this Section 10 shall be in addition to any liability which the QIU may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Subsidiary Issuer (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company or the Subsidiary Issuer), to each Underwriter and to each person, if any, who controls the Company, the Subsidiary Issuer or any of the Underwriters within the meaning of the Securities Act.

         11. Defaulting Underwriter. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company and the Subsidiary Issuer shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Subsidiary Issuer that the Representatives have so arranged for the purchase of such Securities, or the Company and the Subsidiary Issuer notifies the Representatives that they have so arranged for the purchase of such Securities, the Representatives or the Company and the Subsidiary Issuer shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Subsidiary Issuer agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Subsidiary Issuer as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company and the Subsidiary Issuer shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Subsidiary Issuer as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company and the Subsidiary Issuer shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Subsidiary Issuer, except for the expenses to be borne by the Company and the Subsidiary

         Issuer and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         12. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Subsidiary Issuer, the several Underwriters and the QIU set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the QIU or any controlling person of any Underwriter or the QIU, or the Company, the Subsidiary Issuer or any officer or director or controlling person of the Company or the Subsidiary Issuer, and shall survive delivery of and payment for the Securities.

         13. Termination. If this Agreement shall be terminated pursuant to
Section 11 hereof, neither the Company nor the Subsidiary Issuer shall then be under any liability to any Underwriter or the QIU except as provided in Sections 7 and 10 hereof; but if the transactions contemplated by this Agreement are not consummated because any condition to the obligation of the Underwriters set forth in Section 8 (other than Section 8(i)(i), (iii), (iv) or (v) or the QIU's failure to furnish the letter referred to in Section 4(b)(v)) that is not satisfied, then the Company and the Subsidiary Issuer, jointly and severally, will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor the Subsidiary Issuer shall then be under any further liability to any Underwriter or the QIU except as provided in Sections 7 and 10 hereof.

         14. Authority of Representatives. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by Goldman, Sachs & Co. on behalf of the Representatives.

         15. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the QIU shall be delivered or sent by mail, letter or facsimile transmission to the name and address of the QIU set forth in the immediately preceding clause; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; and if to the Subsidiary Issuer shall be delivered or sent by mail, telex or facsimile transmission to the address of the Subsidiary Issuer set forth in the Registration Statement, attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 10(e) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Subsidiary Issuer by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         16. Persons Entitled to Benefit of Agreement. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the QIU, the Company, the Subsidiary Issuer and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company or the

Subsidiary Issuer and each person who controls the Company, the Subsidiary Issuer, the QIU or any Underwriter, and their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         17. Time of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         19. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         20. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto.

         21. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         22. Entire Agreement. This Agreement, including the Schedules and Annexes hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supercedes all other prior and contemporaneous agreements and understandings, whether oral and written, of the parties in connection therewith.

         23. Tax Disclosure. The Company and the Subsidiary Issuer are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Subsidiary Issuer.

              Very truly yours,

              Tom Brown, Inc.


              By: /s/ Daniel G. Blanchard
                  --------------------------
                  Name:  Daniel G. Blanchard
                  Title:  Executive Vice President and Chief Financial Officer

              Tom Brown Resources Funding Corp.

              By: /s/ Daniel G. Blanchard
                  --------------------------
                  Name:  Daniel G. Blanchard
                  Title:  Vice President

Accepted as of the date hereof:

Goldman, Sachs & Co.


/s/ Goldman, Sachs & Co.
------------------------
(Goldman, Sachs & Co.)

J.P. Morgan Securities Inc.

By:   /s/ Adam Bernard
      ----------------------
      Name:  Adam Bernard
      Title:  Vice President

Merrill, Lynch, Pierce, Fenner & Smith
                   Incorporated

By:   /s/ Brad Bynom
      ----------------------
      Name:  Brad Bynom
      Title:  Vice President

as Representatives on behalf of each of the Underwriters named in Schedule I hereto, and, in the case of Goldman, Sachs & Co., also as the Qualified Independent Underwriter

                                   SCHEDULE I

                                                                                                     Principal Amount of
                                                                                                  Indebtedness Represented
                                                                                                      by the Securities
                                          Underwriter                                                  to be Purchased
                                          -----------                                                  ---------------
Goldman, Sachs & Co.............................................................................         $56,250,000
J.P. Morgan Securities Inc......................................................................         $56,250,000
Merrill, Lynch, Pierce, Fenner & Smith
               Incorporated.....................................................................         $56,250,000
BNP Paribas Securities Corp.....................................................................         $14,062,500
Citigroup Global Markets Inc....................................................................         $14,062,500
Scotia Capita (USA) Inc.........................................................................         $14,062,500
Wachovia Capital Markets........................................................................         $14,062,500
                  Total.........................................................................         $225,000,000.00
                                                                                                         ===============

                                   SCHEDULE II

                            Significant Subsidiaries

1.       Sauer Drilling Company, a Delaware corporation

2.       Tom Brown Resources Ltd, an Alberta corporation

3.       Tom Brown Resources Funding Corp., a Nova Scotia unlimited company

                                                                         Annex I

                  FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER

         Pursuant to Section 8(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated
                  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                   Annex II(a)-1

                     Form of Vinson & Elkins L.L.P. Opinion

         (i) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

         (ii) The Registration Statement and the Prospectus (including amendments or supplements thereto filed as of the date of such opinion) (other than the financial statements, including the related notes and schedules thereto and the auditors' report thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information included or excluded therefrom, as to which such counsel need express no opinion) appear on their face to comply, as of the effective date thereof in the case of the Registration Statement, and as of the date filed with the Commission and as of the date of this Agreement, in the case of the Prospectus, as to form in all material respects with the requirements of the Securities Act.

         (iii) The Company and each of its subsidiaries incorporated in the States of Delaware or Texas have been duly incorporated and are validly existing as corporations in good standing under the Delaware General Corporation Law or the Texas Business Corporation Act, as the case may be, and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, in each case as described in the Registration Statement and the Prospectus, except where the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

         (iv) The Company's authorized equity capitalization is as set forth in the Prospectus under the heading "Capitalization."

         (v) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken by the Company pursuant to the Delaware General Corporation Law for the due and proper authorization, execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been duly and validly taken.

         (vi) The Units and the Company Notes have been duly authorized and executed by the Company and, when duly authenticated by the Trustee in accordance with the terms of the Indenture and issued and delivered by the Company against payment therefor in accordance with this Agreement, and assuming the due authorization, execution, issuance and delivery of the Units and the Subsidiary Notes by the Subsidiary Issuer and the due authentication of the Subsidiary Notes by the Trustee, will be duly and validly issued and outstanding and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to (a) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing.

         (vii) The Company Guarantee has been duly authorized and executed by the Company and, when issued and delivered by the Company and duly endorsed on the Subsidiary Notes in accordance with the Indenture, and assuming the due authorization, execution, issuance and delivery of the Units and Subsidiary Notes by the Subsidiary Issuer, the due authentication of the Securities by the Trustee, and payment for the Units in accordance with this Agreement, will be duly and validly issued and outstanding and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms and entitled to the benefits of the Indenture, subject to (a) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing.

         (viii) The form of global certificate representing the Units has been duly authorized by the Company and complies in all material respects with any applicable requirements of the certificate of incorporation and bylaws of the Company.

         (ix) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Subsidiary Issuer and the due authorization, execution and delivery thereof by and enforceability against the Trustee, constitutes a valid and legally binding agreement of the Company and the Subsidiary Issuer under the laws of the State of New York enforceable against the Company and the Subsidiary Issuer in accordance with its terms, subject, as to enforcement, to (a) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and (c) an implied covenant of good faith and fair dealing. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

         (x) The issuance and sale by the Company of the Company Notes or the Company Guarantee at the Time of Delivery and the compliance by the Company with the provisions of the Company Notes, the Company Guarantee, the Indenture or this Agreement will not (i) constitute a violation of the provisions of the certificate of incorporation or bylaws of the Company or (ii) violate the Delaware General Corporation Law, the Texas Business Corporation Act, the laws of the State of New York or applicable federal law of the United States of America (except the New York State securities laws, Securities Act or the Exchange Act, as to which such counsel does not express any opinion), except, in the case of clause (ii) above, for such violations that would not, individually or in the aggregate, have a Material Adverse Effect.

         (xi) No consent, approval, authorization, order, registration or qualification of or with any governmental agency or court or arbitrator (collectively, "consents") under the Delaware General Corporation Law, the Texas Business Corporation Act, the laws of the State of New York or applicable federal law of the United States of America or of or with any Federal, New York or Texas court or governmental or regulatory authority is required for (i) the execution, delivery and performance by the Company or the Subsidiary Issuer of this Agreement or (ii) the issuance and sale by the Company of the Company Notes and the Company Guarantee and by the Subsidiary Issuer of the Subsidiary Notes to the Underwriters in accordance with this Agreement, except in each case such as have been obtained under the Securities Act and for such consents as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters or that are required by the bylaws or regulations of the National Association of Securities Dealers, Inc. or under the Trust Indenture Act.

         (xii) The statements in the Prospectus under the caption "Description of Common Stock and Preferred Stock of Tom Brown," insofar as they purport to summarize certain provisions of the capital stock of the Company, accurately describe in all material respects the matters described therein. The statements in the Prospectus under the captions "Description of the Units" and "Description of the Notes", insofar as they purport to summarize certain provisions of the Indenture or the Securities, accurately describe in all material respects the matters described therein; and the statements in the Prospectus under the heading "United States Federal Income Tax Considerations" and those incorporated by reference from "Item 1. Business -- Regulation - United States" of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 and in Item 15 of the Registration Statement, insofar as they purport to constitute summaries of laws or regulations or legal conclusions with respect thereto, accurately describe in all material respects the portions of the statutes and regulations addressed thereby; and, to the knowledge of such counsel, (i) there are no legal, governmental or regulatory suits or proceedings pending against the Company or its subsidiaries that are required under the Securities Act to be described in the Prospectus and that are not described as required by the Securities Act and (ii) there are no agreements or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been filed or described as required by the Securities Act.

         (xiii) Neither the Company nor the Subsidiary Issuer is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus under the caption "Use of Proceeds," will be an "investment company" within the meaning of the Investment Company Act.

         (xiv) The documents filed under the Exchange Act and incorporated by reference in the Prospectus, as amended at the time the Registration Statement was declared effective, and any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the related notes and schedules thereto and the auditors' report thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information included or excluded therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to comply as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         Such counsel shall also state that in the course of preparation by the Company of the Registration Statement and the Prospectus and any amendment and supplement thereto, such counsel has participated in conferences with representatives of the Company and with representatives of the Company's independent accountants and with representatives of and counsel to the Underwriters at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel has not independently verified, is not passing upon, and assumes no responsibility for and expresses no opinion regarding the accuracy, completeness or fairness of the statements contained or incorporated by reference in, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided in paragraph (xii) above), no facts have come to the attention of such counsel that have caused such counsel to believe that the Registration Statement, at the time of its effective date (including the information incorporated by reference therein and information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and the Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, including the related notes and schedules thereto and the auditors' report thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information contained or incorporated by reference therein or excluded therefrom, as to which such counsel need express no belief).

         In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters and, with respect to the opinion set forth in paragraph (a), on telephonic advice from the Staff of the Commission.

         The opinion of Vinson & Elkins L.L.P. described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                                                                   Annex II(a)-2

                Form of Opinion of General Counsel of the Company

         (i) Each of the Company's subsidiaries incorporated in the States of Wyoming or Colorado has been duly incorporated and are validly existing as corporations in good standing under the Wyoming Business Corporation Act or the Colorado Corporation Code, as the case may be, and has all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, in each case as described in the Registration Statement and the Prospectus, except when the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

         (ii) The Company and each of its subsidiaries are duly qualified to do business and are in good standing in each United States jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, which jurisdictions will be set forth on an exhibit to such counsel's opinion, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

         (iii) All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding shares of capital stock of the Company's subsidiaries incorporated in the States of Colorado, Delaware, Texas and Wyoming have been duly and validly authorized and issued and are fully paid and non-assessable.

         (iv) To the knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

         (v) The issuance and sale by the Company of the Company Notes or the Company Guarantee at the Time of Delivery and the compliance by the Company with the provisions of the Company Notes, the Company Guarantee, the Indenture or this Agreement and the consummation by the Company of the transactions contemplated hereby or thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets is subject, except for such liens, charges or encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect.

         (vi) No consent, approval, authorization, order, registration or qualification (collectively, "consents") under the laws of the State of Colorado or with any Colorado court or arbitrator or governmental or regulatory authority is required for (I) the execution, delivery and performance by the Company or the Subsidiary Issuer of this Agreement or (ii) the issuance and sale by the Company of the Company Notes and the Company Guarantee and by the Subsidiary Issuer of the Subsidiary Notes to the Underwriters in accordance with this Agreement, except in each case for such consents as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

         (vii) To the knowledge of such counsel, except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof in the manner described in the Registration Statement and the Prospectus; and (ii) neither the Company nor any such subsidiary has received any notice of any proceeding relating to revocation or modification adverse to the Company or its subsidiaries of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus.

         (viii) To the knowledge of such counsel, neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational or constituent documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and
(iii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

         The opinion of the General Counsel described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                                                                   Annex II(b)-1

                Form of Stewart McKelvey Stirling Scales Opinion

         (i) The Subsidiary Issuer has been duly incorporated and is validly subsisting under the laws of Nova Scotia, Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

         (ii) The Subsidiary Issuer has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Subsidiary Issuer have been duly and validly authorized and issued and are fully paid and non-assessable, except that the holder thereof may be assessed without limit upon bankruptcy or winding up by virtue of the nature of an unlimited company.

         (iii) This Agreement has been duly authorized, executed and delivered by the Subsidiary Issuer.

         (iv) The Indenture has been duly authorized, executed and delivered by the Subsidiary Issuer.

         (v) The issue and sale of the Subsidiary Notes and the Units and the compliance by the Subsidiary Issuer with all of the provisions of the Subsidiary Notes and the Units, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the constating documents of the Subsidiary Issuer;

         (vi) Under Nova Scotia provincial law, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Subsidiary Notes and the Units or the consummation by the Subsidiary Issuer of the transactions contemplated by this Agreement, or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under Nova Scotia provincial securities laws in connection with the purchase and distribution of the Subsidiary Notes and the Units by the Underwriters.

                                                                   Annex II(b)-2

                        Form of Macleod Dixon LLP Opinion

         (i) Tom Brown Resources Ltd has been duly incorporated and is validly subsisting under the laws of Alberta, Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

         (ii) The statements set forth in the Prospectus under the caption "Canadian Federal Income Tax Consideration", insofar as they purport to describe the provisions of the laws referred to therein, fairly summarize the matters described therein in all material respects; and the statements in the Prospectus incorporated by reference from "Item 1. Business-Regulation -- Canada," of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002, to the extent that they constitute summaries of the terms of matters of Canadian law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.